Exhibit 23.2

Consent of Wilson Sonsini Goodrich & Rosati, P.C.

We hereby consent to the reference to our firm under the heading “Legal Matters” in this Registration Statement on Form S-1 of Occam Networks, Inc.

/s/ Wilson Sonsini Goodrich & Rosati, P.C.

May 18, 2005